SHORT-TERM BORROWINGS AND LONG-TERM LOAN (Short-Term Loans Outstanding) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Debt Disclosure [Abstract]
Property plant and equipment, Land use right	$ 9,337	¥ 65,000	¥ 64,950	¥ 50,000
Guarantee company	0	0	0	0
Loans outstanding	$ 9,337	¥ 65,000	¥ 64,950	¥ 50,000